EXHIBIT 10.115
                                                                  EXECUTION COPY

                                                        as of September 30, 2004

BXG Receivables Note Trust 2001-A
c/o Wilmington Trust Company
Rodney Square North
1100 N. Market Street
Wilmington, DE 19890

            Re:   Asset Backed Notes, Series 2001-A

Ladies and Gentlemen:

            Reference is made to (i) that certain Amended and Restated Note Purchase Agreement (the "Note Purchase Agreement"), dated as of April 17, 2002, by and among BXG Receivables Note Trust 2001-A, as Issuer (the "Issuer"), Bluegreen Receivables Finance Corporation V, as Depositor (the "Depositor"), Bluegreen Corporation, as Seller and Servicer ("Bluegreen"), the Purchasers party thereto and the undersigned Resort Finance LLC (as successor to ING Capital LLC), as Agent ("RFL"), relating to your Asset Backed Notes, Series 2001-A, (ii) that certain Amended and Restated Indenture (the "Indenture"), dated as of April 17, 2002, by and among the Issuer and U.S. Bank National Association (formerly known as U.S. Bank Trust National Association), as Indenture Trustee (the "Indenture Trustee"), and (iii) that certain extension letter, dated as of December 31, 2003 (the "December Extension Letter"), by and among RFL, the Issuer, Bluegreen and the Depositor. Capitalized terms used herein and not defined shall have the meanings ascribed to them in the Note Purchase Agreement, the Indenture or the Amended and Restated Sale and Servicing Agreement (the "Sale and Servicing Agreement"), dated as of April 17, 2002, by and among the Depositor, the Issuer, Bluegreen, Concord Servicing Corporation, as Backup Servicer and the Indenture Trustee, as applicable.

            1. You are hereby notified that, notwithstanding the terms of
Section 2.2(d) of the Note Purchase Agreement, each Purchaser has agreed and by execution hereof, confirms such agreement, to extend the Commitment Expiration Date from September 30, 2004 to September 29, 2005.

            2. Notwithstanding the definition of "Funding Rate" in the Note Purchase Agreement, except when and to the extent that an Amortization Event
(NPA) shall have occurred and be continuing, the "Funding Rate" under the Note Purchase Agreement shall be one-month LIBOR. To the extent that an Amortization Event (NPA)

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shall have occurred and is continuing, the "Funding Rate" shall be as specified in the Note Purchase Agreement.

            3. Notwithstanding the definition of "Facility Limit" in the Sale and Servicing Agreement, pursuant to the definition of "Facility Limit" therein, RFL, as Agent, hereby notifies you that the Facility Limit is $100,000,000 and the Commitments of the Purchasers under the Note Purchase Agreement is hereby reduced to $100,000,000 accordingly.

            4. On each Payment Date prior to the Facility Termination Date, the Issuer will be required to pay to the Agent a program fee ("Program Fee") equal to the product of the Facility Limit and 1/12 of 0.25%.

            5. On each Payment Date after the execution of this letter agreement and prior to the Facility Termination Date, the Issuer will be required to pay a utilization fee ("Utilization Fee") equal to the product of (i) the product of
(x) a fraction, the numerator of which is equal to the Utilization Rate (as defined below) and the denominator of which is 360 and (y) the number of days elapsed since the Payment Date immediately preceding such Payment Date and (ii) the average daily Note Principal Balance for the period from the Payment Date immediately preceding such Payment Date to the day prior to such Payment Date. The "Utilization Rate" shall equal 3.25%.

            6. The Program Fees and Utilization Fees shall be paid pursuant to
Section 3.2 of the Sale and Servicing Agreement. The Issuer is hereby notified that this letter agreement shall constitute the "Fee Letter" for purposes of
Section 2.3(a) of the Note Purchase Agreement, this letter agreement supersedes the description of fees contained in the December Extension Letter in its entirety and this letter agreement shall constitute a Related Document for all purposes of the Indenture and the Note Purchase Agreement, and that the failure to pay the Fees set forth in this letter agreement shall constitute an Amortization Event for purposes of Section 5.1 of the Indenture.

            7. The parties agree that the delivery of opinions of Choate Hall & Stewart and local counsels in (i) each state in which Bluegreen has timeshare properties which secure the timeshare loans securing the Notes and (ii) Aruba, shall be a condition precedent to the first funding after the date hereof.

            8. Other than as specified in the paragraphs above, all other terms of the Note Purchase Agreement and other Transaction Documents shall continue in full force and effect. This letter agreement supercedes the December Extension Letter.

            9. This letter agreement shall be governed by the laws of the State of New York.


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            Please signify your agreement to and acceptance of the foregoing by executing this letter agreement in the space provided below.

                                        Very truly yours,

                                        RESORT FINANCE LLC,
                                          as Agent and Purchaser


                                        By: ____________________________________
                                            Name:
                                            Title:

Agreed to and accepted as
of the date first above written:

BXG RECEIVABLES NOTE TRUST 2001-A

By:  Wilmington Trust Company,
     not in its individual capacity, but solely as Owner Trustee

     By: ____________________________
         Name:
         Title:


BLUEGREEN CORPORATION, as Seller and Servicer

By:  ____________________________
     Name:
     Title:

BLUEGREEN RECEIVABLES FINANCE CORPORATION V, as Depositor

By:  ____________________________
     Name:
     Title:

cc: U.S. Bank Trust National Association


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                            as of September 30, 2004

Bluegreen Corporation
4960 Conference Way North, Suite 100
Boca Raton, FL 33431

Re:   BXG Warehouse Facility

Ladies and Gentlemen:

      Reference is made to (a) the warehouse facility (the "Warehouse Facility") pursuant to which warehouse financing notes (the "Notes") were issued by BXG Receivables Note Trust 2001-A (the "Issuer"), such Notes being currently owned and funded by Resort Finance LLC ("RFL") and (b) that certain proposed letter agreement, dated as of September 30, 2004 (the "Extension Letter"), by and among RFL, the Issuer, Bluegreen Corporation ("Bluegreen") and Bluegreen Receivables Finance Corporation V pursuant to which RFL shall extend the Commitment Expiration Date related to the Warehouse Facility.

      This letter agreement shall confirm the agreement by and between RFL and Bluegreen relating to the Warehouse Facility and the Extension Letter.

      For good and valuable consideration, the receipt of which is hereby acknowledged, each of Bluegreen and RFL agree that upon the execution of the Extension Letter, Bluegreen shall pay a fee equal to the product of (a) 1/2% and
(b) the Facility Limit (as defined in the Extension Letter).

            Please signify your agreement to and acceptance of the foregoing by executing this letter agreement in the space provided below.

                                        Very truly yours,

                                        RESORT FINANCE LLC


                                        By: ____________________________________
                                            Name:
                                            Title:

Agreed to and accepted as
of the date first above written:

BLUEGREEN CORPORATION

By:  _______________________________
     Name:
     Title:


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